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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                               -----------------


                                    FORM 8-A


               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR (g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                              DEMANDSTAR.COM, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                FLORIDA                                   59-3464781
----------------------------------------     -----------------------------------
        (State of Incorporation                       (I.R.S. Employer
            or Organization)                         Identification No.)


 1551 SANDSPUR ROAD, MAITLAND, FLORIDA                       32751
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(Address of principal executive offices)                  (Zip Code)


If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), please check the following box. [ ]

If this form relates to the registration of a class of securities pursuant to registration Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), please check the following box. [X]

Securities Act registration statement file number to which this form relates:
333-93445
---------

Securities to be registered pursuant to Section 12(b) of the Act:

       Title of Each Class                 Name of Each Exchange on Which
       to be so Registered                 Each Class is to be Registered
       -------------------                 ------------------------------
          NOT APPLICABLE                           NOT APPLICABLE

Securities to be registered pursuant to Section 12(g) of the Act:


                            COMMON STOCK, PAR VALUE
                                $.0001 PER SHARE
                            -----------------------
                                (Title of Class)




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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

         Incorporated by reference to the "Description of Securities" section of the Registrant's Registration Statement on Form S-1 (Registration No. 333-93445), filed with the Securities and Exchange Commission on December 22, 1999 (the "S-1 Registration Statement"). Such description will also be included in any future amendments to the S-1 Registration Statement and in the form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b), which prospectus shall, upon filing, be deemed to be incorporated by reference herein.

ITEM 2.  EXHIBITS.

         3.1*  Amended and Restated Articles of Incorporation of the Registrant.

         3.2*  Amended and Restated Bylaws of the Registrant.

         4.1*  Form of Specimen Stock Certificate for the Common Stock.

         * Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1 (Registration No. 333-93445).



















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                                   SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized.

                                      DEMANDSTAR.COM, INC.


                                      By: /s/ O.F. RAMOS
                                          -------------------------------------
                                          O.F. Ramos
                                          President and Chief Executive Officer


Dated:  December 28, 1999
















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                                 EXHIBIT INDEX


EXHIBIT NUMBER:  EXHIBIT DESCRIPTION:
3.2*             Amended and Restated Articles of Incorporation of the
                 Registrant.

3.2*             Amended and Restated Bylaws of the Registrant.

4.1*             Form of Specimen Stock Certificate for the Common Stock.

* Incorporated herein by reference to the exhibits of the same number in the Registrant's Registration Statement on Form S-1 (Registration No. 333-93445).



























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